Exhibit 99.2

   Westrock Q2 fy22 resultsMay 5, 2022

 Forward Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Swift Actions Taken, Significant Opportunities Remain”, “Pricing and Mix Management Outpacing Inflation Year-Over-Year”, “Panama City Closure”, “Adjusted Free Cash Flow”, “Q3 FY22 Guidance”, “Strong Track Record and Future Opportunity”, “Additional Guidance” and “Key Commodity Annual Consumption Volumes” that give guidance or estimates for future periods.Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of risks that would affect any such forward-looking statements, including, among others, developments related to the COVID-19 pandemic, including the severity, magnitude and duration of the pandemic, negative global economic conditions arising from the pandemic, impacts of governments’ responses to the pandemic on our operations and the operations of our customers, impacts of the pandemic on commercial activity, our customers and consumer preferences and demand, supply chain disruptions, and disruptions in the credit or financial markets; decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; adverse legal, reputational and financial effects on us resulting from last year’s ransomware incident or additional cyber incidents; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; risks associated with completing our strategic capital projects on the anticipated timelines and realizing our anticipated EBITDA improvements; benefits that we expect to realize from actions that we are taking and plan to take in response to COVID-19; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management’s assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2021. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures:We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.We may from time to time be in possession of certain information regarding the Company that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell the Company’s securities. This presentation also may not include all of the information regarding the Company that you may need to make an investment decision regarding the Company’s securities. Any investment decision should be made on the basis of the total mix of information regarding the Company that is publicly available as of the date of the investment decision.   Forward Looking Statements; Non-GAAP Financial Measures  2

SWIFT ACTIONS TAKEN, SIGNIFICANT OPPORTUNITIES REMAIN



INCREASED DIVIDEND by 25% and established a commitment to a sustainable and growing dividend
ACHIEVED INITIAL TARGET LEVERAGE OF 2.4x, on track to our new long-term target of 1.75x - 2.25x
Established **GLOBAL SUPPLY CHAIN** organization
Added **ROIC AND DIVERSITY** targets to Executive Compensation
Mobilized a **COMPREHENSIVE TRANSFORMATION AGENDA** to drive step change in profitability and ROIC
ANNOUNCED FIRST PORTFOLIO MOVE with closure of Panama City Paper Mill
Obtained board authorization for **ADDITIONAL SHARE REPURCHASES**
March 2021
EXECUTING ON STRATEGIC VISION
FUTURE OPPORTUNITIES
Aligned **MILLS INTO ONE** organization
Redefined **SEGMENT STRATEGIES**
REPORTED FY21 RESULTS: $3.0 Billion EBITDA, +7% YoY, 16% EBITDA Margin
Completed **PORTFOLIO REVIEW**
Designed the **WESTROCK OPERATING SYSTEM**
Completed **OPPORTUNISTIC SHARE REPURCHASES** of approx. $700M
INCREASED FY22 GUIDANCE

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

Q2 FY22 KEY HIGHLIGHTS

- Sales and earnings growth in Q2 FY22
  - Net sales of $5.4 billion, up 21% year-over-year
  - Consolidated Adjusted EBITDA[1] of $854 million, up 33% year-over-year
  - Consolidated Adjusted EBITDA margin[1] of 15.9%, up 150 basis points year-over-year
  - Adjusted EPS[1] of $1.17 per share, up 117% year-over-year
  - Generated $213 million of Adjusted Free Cash Flow[1]
- Packaging sales[2] increased 15% and Paper sales increased 36% year-over-year driven by successful implementation of price increases and solid demand
- Cost inflation and supply chain disruptions negatively impacted earnings
- Net leverage ratio[1] of 2.34x and repurchased $210 million of stock; announced additional 25 million share repurchase authorization

STRONG EARNINGS GROWTH IN DYNAMIC ENVIRONMENT

CONSOLIDATED ADJUSTED EBITDA[1]



($ in millions)
$670
$641
$811
$878
$680
$854
Q1
Q2
Q3
Q4
Q1
Q2
FY2021

CONSOLIDATED ADJUSTED EBITDA MARGINS[1]

	Q2 FY22 MARGIN	VS. Q1 FY22	VS. Q2 FY21
Corrugated Packaging[3]	14.7%	+120bps	-180bps
Consumer Packaging	16.5%	+160bps	+130bps
Global Paper	20.1%	+290bps	+600bps
Distribution	7.7%	+570bps	+380bps
WestRock[4]	15.9%	+220bps	+150bps

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix
2) Corrugated Packaging segment sales (excluding white top trade sales) and Consumer Packaging segment sales
3) Adjusted EBITDA margin (excluding white top trade sales)
4) Consolidated Adjusted EBITDA margins.

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WestRock

PRICING AND MIX MANAGEMENT OUTPACING INFLATION YEAR-OVER-YEAR

YEAR-OVER-YEAR PRICE/MIX AND INFLATION



($ Millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
Price/Mix
Inflation
$12
$77
$88
$113
$320
$201
$433
$389
$600
$520
$718
$495
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22

HIGHLIGHTS

- Q2 FY22 price/mix realization of more than $700 million year/year; more than $200 million in excess of inflation
- Published price increases since Q4 FY20[1]:
  - ✓ +$220/ton North America Containerboard
  - ✓ +$300/ton CNK
  - ✓ +$400/ton SBS folding carton grades
  - ✓ +$400/ton SBS plate and cup stock grades
  - ✓ +$370/ton CRB
- Guidance reflects flow-through of published price increases in kraft paper; higher export containerboard prices
- Key inflation drivers include fiber, labor, freight, energy, and chemicals

PRICING FLOW-THROUGH EXPECTED TO OUTPACE INFLATION FOR FY22

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1) As of April 15, 2022

WestRock

PANAMA CITY CLOSURE

- April 7th – Announced closure of Panama City mill which will close by June 6th
- Rationale
  - Significant capital investment required to maintain and improve going forward, which would not have met ROIC threshold
  - Deploy the needed capital toward higher-return investments
  - Fluff pulp and heavyweight containerboard not strategic priorities
- Employees receive severance and outplacement assistance
- 645,000 tons of total capacity – 353,000 tons of heavyweight linerboard capacity and 292,000 tons of pulp capacity
- Select grades of containerboard to be produced at other WestRock facilities
- Financial Impact:
  - $450 million of one-time costs (3/4 non-cash)
  - Approx. $65 million impact to annual EBITDA

DISCIPLINED FOCUS ON ROIC AND PORTFOLIO OPTIMIZATION

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© 2022 WESTROCK COMPANY. CONFIDENTIAL AND PROPRIETARY. ALL RIGHTS RESERVED.
WestRock

   7  Net sales up 21%Pricing realization exceeded cost inflation; margins increased 150bps Higher inflation led by fiber, labor, freight, energy, and chemicalsRepurchased $210 million in stock in Q2 FY22Total share repurchases of approx. $700 million over last 12 months New board authorization for additional 25 million shares    Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.  Q2 Fy22 WestRock Results  Q2 Year-over-year Highlights  Consolidated Adjusted EBITDA ($ in Millions)(1)    SECOND QUARTER    SECOND QUARTER    FIRST QUARTER  $ in millions, EXCEPT PER SHARE ITEMS  FY22    FY21    FY22  Net Sales  $5,382    $4,438    $4,952  Consolidated Adjusted EBITDA(1)  $854    $641    $680  % Margin(1)  15.9%    14.4%    13.7%  Capital Expenditures  $181    $132    $173  Adjusted Free Cash Flow(1)  $213    $6    $84  Adjusted Earnings Per Diluted Share(1)  $1.17    $0.54    $0.65  +$213

Q2 FY22 CORRUGATED PACKAGING RESULTS

$ IN MILLIONS, EXCEPT PER SHARE ITEMS	SECOND QUARTER		FIRST QUARTER
	FY22	FY21	FY22
Segment Sales[1]	$2,232	$1,951	$2,144
Adjusted EBITDA[2]	$329	$321	$289
% Margin[1] [2]	14.7%	16.5%	13.5%

ADJUSTED EBITDA ($ IN MILLIONS)[2]



+$8
$321
(4)
275
(200)
(80)
20
(3)
$329
Q2 FY21
Volume
Price / Mix
Inflation
Productivity / Operations
Ransomware / Weather
FX / Other
Q2 FY22

Q2 YEAR-OVER-YEAR HIGHLIGHTS

- Segment sales[1] up 14% driven by continued flow-through of previously published price increases
- Volumes negatively impacted by supply chain and labor challenges
- Higher inflation led by fiber, labor, freight, energy, and chemicals
- Margins improving, with March 2022 Adjusted EBITDA margin of approximately 17%
- Shipments and productivity improved throughout the quarter and demand remains strong

1) Excludes white top trade sales
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

Q2 FY22 CONSUMER PACKAGING RESULTS

$ IN MILLIONS, EXCEPT PER SHARE ITEMS	SECOND QUARTER FY22	SECOND QUARTER FY21	FIRST QUARTER FY22
Segment Sales	$1,251	$1,081	$1,139
Adjusted EBITDA[1]	$206	$164	$169
% Margin[1]	16.5%	15.2%	14.8%

ADJUSTED EBITDA ($ IN MILLIONS)[1]



$42
$164
31
111
(93)
(2)
4
(9)
$206
Q2 FY21
Volume
Price / Mix
Inflation
Productivity / Operations
Ransomware / Weather
FX / Other
Q2 FY22

Q2 YEAR-OVER-YEAR HIGHLIGHTS

- Segment sales up 16% in the quarter driven by strong price mix and approximately 6% higher volumes
- Margins up 130bps as flow-through from previously published pricing outpaces inflation
- Higher inflation led by freight, energy and labor costs
- Overall market demand strong with 6-8 weeks of backlog across all major grades:
  - Beverage markets remain strong with double digit shipment improvement
  - Retail food shipments up mid-single digits

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1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

WestRock

Q2 FY22 GLOBAL PAPER RESULTS

$ IN MILLIONS, EXCEPT PER SHARE ITEMS	SECOND QUARTER FY22	SECOND QUARTER FY21	FIRST QUARTER FY22
Segment Sales	$1,538	$1,131	$1,353
Adjusted EBITDA[(1)]	$309	$160	$232
% Margin[(1)]	20.1%	14.1%	17.1%

ADJUSTED EBITDA ($ IN MILLIONS)[(1)]


+$149
$160
4
311
(166)
(40)
63
(23)
$309
Q2 FY21
Volume
Price / Mix
Inflation
Productivity / Operations
Ransomware / Weather
FX / Other
Q2 FY22

Q2 YEAR-OVER-YEAR HIGHLIGHTS

- Segment sales up 36% in the quarter
- Strong margins would have been reported in prior Corrugated and Consumer segments
- Pricing realization remains strong and exceeded cost inflation
- Strong performance in key strategic markets including kraft paper and other specialty grades
- Flexibility to navigate supply/demand dynamics
  - Demand continues to remain solid
  - Logistics and labor challenges persist
  - Minimal impact from Russia / Ukraine conflict on demand; cost inputs materially impacted

WestRock

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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Q2 FY22 DISTRIBUTION RESULTS

$ IN MILLIONS, EXCEPT PER SHARE ITEMS	SECOND QUARTER FY22	SECOND QUARTER FY21	FIRST QUARTER FY22
Segment Sales	$362	$280	$325
Adjusted EBITDA[(1)]	$28	$11	$7
% Margin[(1)]	7.7%	3.9%	2.2%

ADJUSTED EBITDA ($ IN MILLIONS)[(1)]



+$17
$11
23
30
(31)
(6)
1
$28
Q2 FY21
Volume
Price / Mix
Inflation
Productivity / Operations
Ransomware / Weather
Q2 FY22

Q2 YEAR-OVER-YEAR HIGHLIGHTS

- Segment sales up 29% in the quarter
- EBITDA margins nearly double year-ago levels
- Strong shipments and mix driven by fulfillment of a large healthcare order
- Profitability impacted by our suppliers' continued logistic headwinds

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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 12  Adjusted Free Cash Flow      Q2 Adjusted Free Cash Flow of $213 million(1)FY22 Adjusted Free Cash Flow expected to be >$1.3 billion(1)Expected 7th straight year of Adjusted Free Cash Flow above $1 billion(1)New leverage target of 1.75x to 2.25x  Strong Free Cash Flow  Adjusted Free Cash Flow(1)($ in Billions)  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.

Q3 FY22 GUIDANCE

$930 - $990 MILLION

Q3 FY22 CONSOLIDATED ADJUSTED EBITDA[(1)]

$1.36 - $1.54 PER SHARE

Q3 FY22 ADJUSTED EPS[(1)]

Q3 FY22 SEQUENTIAL GUIDANCE DETAILS

- Flow-through of previously published price increases across containerboard, kraft paper, SBS, CNK, CRB and URB; price realization greater than inflation
- Higher costs sequentially driven by higher energy, freight and labor costs
- Approximately 54K tons of maintenance downtime
- Reduce leverage

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.

13

WestRock

 14  Strong track record and future opportunity  ($ in Billions except EPS)  FY16  FY21  CAGR    FY22E  Net Sales(1)  $14.2  $18.7  6%    $21.0 to $22.0  Consolidated Adjusted EBITDA(2)  $2.3  $3.0  6%    $3.5 to $3.7  Consolidated Adjusted EBITDA Margin(1)(2)  16%  16%      16.5% to 17.0%   Adjusted EPS(2)  $2.52  $3.39  6%    $4.75 to $5.35  Adjusted Free Cash Flow(2)  $1.0  $1.5  8%    >$1.3  Net Leverage Ratio(2)  2.2x  2.38x      1.75x – 2.25x  Positioned for continued sales, earnings and free cash flow growth  Broad and economically resilient portfolio of diverse solutions and end marketsAttractive marginsConsistent cash flowStrong balance sheetSignificant scale to drive future earnings and cash flow  As reported: Including recycling sales in FY16.Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix  Resilient business model

 15

 Appendix  16

   Adjusted EBITDA ($ in millions)    Q2 year over year BRIDGES  17        Corrugated packaging  Consumer packaging  distribution  Global paper

 18  Additional guidance  FY22 Guidance  Q3 FY22  Full Year  Depreciation & Amortization(1)  Approx. $371 million  Approx. $1.48 billion  Net Interest Expense and Interest Income  Approx. $83 million  Approx. $332 million  Effective Adjusted Book Tax Rate(2)  24% - 26%  Approx. 25%  Adjusted Cash Tax Rate(2)    Approx. 23%  Mill Downtime Schedule (tons in thousands)    Q1  Q2  Q3  Q4  Full Year  FY22 Maintenance  192  124  54  15  385  FY21 Maintenance  105  65  119  12  301  FY20 Maintenance  146  105  21  102  374  maintenance  FY22 GUIDANCE  Excludes $13 million of accelerated depreciation associated with the Panama City mill closure that will be added back for Adjusted EPSNon-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix

KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

APPROX. FY22 ANNUAL CONSUMPTION VOLUMES

Commodity Category	Volume
Recycled Fiber (tons millions)	5.6
Wood (tons millions)	35
Natural Gas (MMBTU)	92
Electricity (kwh billions)	6.1
Polyethylene (lbs millions)	36
Caustic Soda (tons thousands)	254
Starch (lbs millions)	593

SENSITIVITY ANALYSIS

Category	Increase in Spot Price	Approx. Annual EPS Impact
Recycled Fiber (tons millions)	+$10.00 / ton	($0.16)
Natural Gas (MMBTU)	+$0.25 / MMBTU	($0.07)
FX Translation Impact	+10% USD Appreciation	($0.07)

19

WestRock

20  Shipment Data  Quantities may not sum due to trailing decimals  (1)

 ADJUSTED EARNINGS PER DILUTED SHAREWe use the non-GAAP financial measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS”, because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.ADJUSTED OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOWWe use the non-GAAP financial measures “adjusted operating cash flow” and “adjusted free cash flow” because we believe these measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude certain cash restructuring and other costs, net of tax that we believe are not indicative of our ongoing operating results. We believe adjusted free cash flow provides greater comparability across periods by excluding capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Consolidated Adjusted EBITDA AND Consolidated Adjusted EBITDA MARGINSWe use the non-GAAP financial measures “Consolidated Adjusted EBITDA” and “Consolidated Adjusted EBITDA margins”, along with other factors, to evaluate our performance against our peers. We believe that board of directors, investors, potential investors, securities analysts and others use these measures to evaluate our performance relative to our peers. Management believes that the most directly comparable GAAP measure to “Consolidated Adjusted EBITDA” (formerly referred to as Adjusted Segment EBITDA) is “Net income attributable to common stockholders”. It can also be derived by adding together each segment’s “Adjusted EBITDA” plus “Non-allocated expenses”. “Consolidated Adjusted EBITDA Margins” is calculated as “Consolidated Adjusted EBITDA” divided by Net Sales.LEVERAGE RATIO, NET LEVERAGE RATIO, TOTAL FUNDED DEBT AND ADJUSTED TOTAL FUNDED DEBTWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe our board of directors, investors, potential investors, securities analysts and others use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of March 31, 2022, our leverage ratio was 2.45 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define “Adjusted Total Funded Debt” as our Total Funded Debt less cash and cash equivalents. Net Leverage Ratio is the product of Adjusted Total Funded Debt divided by our Credit Agreement EBITDA. As of March 31, 2022, our net leverage ratio was 2.34 times. ADJUSTED NET DEBTWe believe “adjusted net debt” provides WestRock’s board of directors, investors, potential investors, securities analysts and others with useful information to evaluate WestRock’s repayment of debt relative to other periods because it includes or excludes certain items management believes are not comparable from period to period. We believe adjusted net debt provides greater comparability across periods by adjusting for cash and cash equivalents, as well as fair value of debt step-up included in Total Debt that is not subject to debt repayment. WestRock believes that the most directly comparable GAAP measure is “Total Debt” which is derived from the current portion of debt and long-term debt due after one year. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period. In addition, we have not quantified future amounts to develop our leverage ratio target but have stated our commitment to an investment grade credit profile in order to generally maintain the target. This target does not reflect Company guidance.  Non-GAAP Financial Measures  21

 22  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 23  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 24  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 25  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 26  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income from continuing operations before income taxes", "Income tax expense“, “Income from continuing operations“ and “Diluted earnings per share from continuing operations”, respectively, as reported on the statements of operations.Impacted by non-deductible goodwill  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 27  Reconciliation of Net Income to Consolidated Adjusted EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute Consolidated Adjusted EBITDA.

 28  Reconciliation of Net Income to Consolidated Adjusted EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute Consolidated Adjusted EBITDA.

 29  RECONCILIATION OF Corrugated Packaging ADJUSTED EBITDA MARGIN

 30  RECONCILIATION OF PACKAGING SALES

 31  Adjusted operating cash flow and adjusted free cash flow reconciliation

 32  TTM Credit Agreement EBITDA  Total Debt, Funded Debt and Leverage Ratio  Additional Permitted Charges primarily include restructuring and other costs, and certain non-cash and other items as allowed under the credit agreement  TTM Credit Agreement EBITDA

 33  Adjusted Net Debt

 34